Supplement dated February 9, 2009 to the

MassMutual Evolution variable annuity prospectus and the

MassMutual Transitions Select variable annuity prospectus

both dated August 20, 2008

If you apply for your contract on or after February 18, 2009 and your contract includes an election of MassMutual Guaranteed Income Plus 5 (GMIB 5) or the Guaranteed Minimum Accumulation Benefit (GMAB), the MML Aggressive Allocation Fund is not available as an investment choice. The prospectus is revised as follows to reflect this change:

In the section titled “Transfers and Transfer Programs — Asset Allocation Programs” the first bullet under the sub-heading “Asset Allocation Funds” is deleted in its entirety and replaced with the following:

•	MML Aggressive Allocation Fund

This fund is unavailable as an investment choice if:

a)	you are participating in MassMutual Guaranteed Income Plus 6 (GMIB 6) or the Guaranteed Minimum Withdrawal Benefit (GMWB)/MassMutual Lifetime Payment Plus; or

b)	you apply for your contract on or after February 18, 2009 and you elect the MassMutual Guaranteed Income Plus 5 (GMIB 5) or the Guaranteed Minimum Accumulation Benefit (GMAB).